UNITED STATED

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Soliciting Material Pursuant to sec. 240.14a-11(c) of sec. 240.14a-12

MFS CHARTER INCOME TRUST

MFS GOVERNMENT MARKETS INCOME TRUST

MFS HIGH INCOME MUNICIPAL TRUST

MFS HIGH YIELD MUNICIPAL TRUST

MFS INTERMEDIATE HIGH INCOME FUND

MFS INTERMEDIATE INCOME TRUST

MFS INVESTMENT GRADE MUNICIPAL TRUST

MFS MULTIMARKET INCOME TRUST

MFS MUNICIPAL INCOME TRUST

MFS SPECIAL VALUE TRUST

(Names of Registrants as Specified in their Charters)

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MFS® CHARTER INCOME TRUST

MFS® GOVERNMENT MARKETS INCOME TRUST

MFS® HIGH INCOME MUNICIPAL TRUST

MFS® HIGH YIELD MUNICIPAL TRUST

MFS® INTERMEDIATE HIGH INCOME FUND

MFS® INTERMEDIATE INCOME TRUST

MFS® INVESTMENT GRADE MUNICIPAL TRUST

MFS® MULTIMARKET INCOME TRUST

MFS® MUNICIPAL INCOME TRUST

MFS® SPECIAL VALUE TRUST

111 Huntington Avenue, Boston, Massachusetts 02199

Notice of the 2019 Annual Meeting of Shareholders

To be held on October 3, 2019

The 2019 Annual Meeting of Shareholders (the “Meeting”) of each of the above referenced trusts (each, a “Trust” or “Fund” and collectively, the “Trusts” or “Funds”) will be held at 111 Huntington Avenue, Boston, Massachusetts 02199, at 10:30 a.m. on Thursday, October 3, 2019, for the following purposes:

ITEM 1.	To elect Trustees to the Board of Trustees of each Trust as outlined below:

a.	for each of MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate High Income Fund, MFS Intermediate Income Trust, MFS Multimarket Income Trust, and MFS Special Value Trust:
i.	four Trustees, Maureen R. Goldfarb, Robert J. Manning, Maryanne L. Roepke, and Laurie J. Thomsen, to be elected by common shareholders of each Trust; and

b.	for each of MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, and MFS Municipal Income Trust:
i.	three Trustees, Maureen R. Goldfarb, Robert J. Manning, and Maryanne L. Roepke, to be elected by common and preferred shareholders of each Trust, voting together as a single class; and
ii.	two Trustees, John P. Kavanaugh and Laurie J. Thomsen, to be elected by preferred shareholders only, voting as a separate class; and

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

This notice and the related proxy materials are being mailed to Shareholders on or about August 22, 2019.

THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN

FAVOR OF ITEM 1.

It is anticipated that each Trust will hold its Meeting simultaneously with each other Trust. Shareholders of each Trust will vote separately on each item.

Only a Trust’s shareholders of record as of the close of business on July 31, 2019 will be entitled to receive notice of and to vote at that Trust’s Meeting or any adjournment(s) or postponement(s) thereof.

By order of the Board of Trustees

CHRISTOPHER R. BOHANE

Assistant Secretary and Assistant Clerk

August 22, 2019

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY SO THAT IT IS RECEIVED BY THE DATE OF THE MEETING OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY 10:00 A.M., EASTERN TIME, ON THE DATE OF THE MEETING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR EACH TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

MFS® CHARTER INCOME TRUST

MFS® GOVERNMENT MARKETS INCOME TRUST

MFS® HIGH INCOME MUNICIPAL TRUST

MFS® HIGH YIELD MUNICIPAL TRUST

MFS® INTERMEDIATE HIGH INCOME FUND

MFS® INTERMEDIATE INCOME TRUST

MFS® INVESTMENT GRADE MUNICIPAL TRUST

MFS® MULTIMARKET INCOME TRUST

MFS® MUNICIPAL INCOME TRUST

MFS® SPECIAL VALUE TRUST

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS Charter Income Trust, MFS Government Markets Income Trust, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Intermediate High Income Fund, MFS Intermediate Income Trust, MFS Investment Grade Municipal Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust, and MFS Special Value Trust, (each, a “Trust” or “Fund” and collectively, the “Trusts” or “Funds”) to be used at the Meeting of Shareholders of each Trust (each, a “Meeting”) to be held at 10:30 a.m. on October 3, 2019 at 111 Huntington Avenue, Boston, Massachusetts 02199, for the purposes set forth in the accompanying Notice of the 2019 Annual Meeting of Shareholders (the “Notice”). Information regarding the Board of Trustees can be found in the section of this Proxy Statement entitled “Election of Trustees.” If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, Computershare Trust Company, N.A. (“Computershare”), c/o Proxy Tabulator, PO Box 80800, Louisville, KY, 40233-9890, or delivered at a Meeting. On July 31, 2019, the following number of shares was outstanding for each Trust:

Trust	# of Common Shares Outstanding	# of Preferred Shares Outstanding
MFS Charter Income Trust	45,112,195	N/A
MFS Government Markets Income Trust	32,601,117	N/A
MFS High Income Municipal Trust	31,514,351	3,900
MFS High Yield Municipal Trust	28,325,314	3,000
MFS Intermediate High Income Fund	19,628,526	N/A
MFS Intermediate Income Trust	116,904,180	N/A
MFS Investment Grade Municipal Trust	9,110,245	1,950
MFS Multimarket Income Trust	64,246,641	N/A
MFS Municipal Income Trust	41,187,631	4,550
MFS Special Value Trust	7,182,063	N/A

Shareholders of record at the close of business on July 31, 2019 will be entitled to one vote for each share held, and each fractional share will be entitled to a proportionate fractional vote. Each Trust will vote separately on each item; votes of multiple Trusts will not be aggregated.

The mailing address of each Trust is 111 Huntington Avenue, Boston, Massachusetts 02199. Solicitation of proxies is being made by the mailing of the Notice and this Proxy Statement with its enclosures on or about

August 22, 2019. In addition to soliciting proxies by mail, the Trustees of your Trust and employees of Massachusetts Financial Services Company (“MFS”), your Trust’s investment adviser and administrator, may solicit proxies in person or by telephone. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, and vote solicitation are borne by each Trust.

The Trusts have engaged Computershare to provide solicitation and voting tabulation services. It is anticipated that the cost of these services will be $34,310 and may increase substantially in the event that any proposal is contested or increased solicitation efforts are required.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings To Be Held on October 3, 2019.

The proxy statement is available at www.mfs.com. Directions to the meetings in order to vote in person are available by telephoning toll-free (800) 225-2606. If your shares are held by your broker, in order to vote in person at the Meeting you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

Summary of Items

Item No.	Item Description	Trust
1.a.(i)	Election of Maureen R. Goldfarb, Robert J. Manning, Maryanne L. Roepke, and Laurie J. Thomsen as Trustees of the Trust

Common Shareholders of:

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Multimarket Income Trust

MFS Special Value Trust

1.b.(i)	Election of Maureen R. Goldfarb, Robert J. Manning, and Maryanne L. Roepke as Trustees of the Trust	Common and Preferred Shareholders of: MFS High Income Municipal Trust MFS High Yield Municipal Trust MFS Investment Grade Municipal Trust MFS Municipal Income Trust

1.b.(ii)	Election of John P. Kavanaugh and Laurie J. Thomsen as Trustees of the Trust	Preferred Shareholders of: MFS High Income Municipal Trust MFS High Yield Municipal Trust MFS Investment Grade Municipal Trust MFS Municipal Income Trust

ITEM 1 — ELECTION OF TRUSTEES

The Board of Trustees (the “Board”), which oversees each Trust, provides broad supervision over the affairs of each Trust. Those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of your Trust or of MFS are referred to as “Independent Trustees” throughout this Proxy Statement. MFS is responsible for the investment management of each Trust’s assets and for providing a variety of other administrative services to each Trust. The officers of each Trust are responsible for its operations.

The Board currently consists of 12 trustees, 10 of whom are Independent Trustees. An Independent Trustee serves as Chair of the Board. Taking into account the number, the diversity and the complexity of the Trusts overseen by the Board and the aggregate amount of assets under management in the Trusts, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board. Each of the seven standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, consists exclusively of Independent Trustees. In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel. The Independent Trustees also meet regularly with the Trusts’ Chief Compliance Officer (who is also MFS’ Chief Compliance Officer) to receive reports regarding the compliance of the Trusts with the federal securities laws and the Trusts’ compliance policies and procedures. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trusts.

The Trusts have retained MFS as the Trusts’ investment adviser and administrator. MFS provides the Trusts with investment advisory services, and is responsible for day-to-day administration of the Trusts and management of the risks that arise from the Trusts’ investments and operations. Certain employees of MFS serve as the Trusts’ officers, including the Trusts’ principal executive officer and principal financial and accounting officer. The Board provides oversight of the services provided by MFS and its affiliates, including the risk management activities of MFS and its affiliates (including those related to cyber security). In addition, each Committee of the Board provides oversight of its risk management activities with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Trusts’ activities, including reports on each Trust’s investment portfolio, the compliance of the Trusts with applicable laws, and the Funds’ financial accounting and reporting. The Board also meets periodically with the portfolio managers of each Trusts to receive reports regarding the management of each Trusts, including its investment risks. The Board and the relevant Committees meet periodically with MFS’ Chief Enterprise Risk Officer and MFS’ Chief Investment Risk Officer to receive reports on MFS’ and its affiliates’ risk management activities, including their efforts to (i) identify key risks that could adversely affect the Trusts or MFS; (ii) implement processes and controls to mitigate such key risks; and (iii) monitor business and market conditions in order to facilitate the processes described in (i) and (ii) above. In addition, the Board and the relevant Committees oversee risk management activities related to the key risks associated with services provided by various non-affiliated service providers through the receipt of reports prepared by MFS, and, in certain circumstances, through the receipt of reports directly from service providers, such as in the case of each Trusts’ auditor, custodian, and pricing service providers. As the Trusts’ operations are carried out by service providers, the Board’s oversight of the risk management processes of the service providers, including processes to address cyber security and other operational failures, is inherently limited.

Effective as of the election and qualification of the nominees at the 2019 Annual Meeting of Shareholders, the Board has fixed the number of Trustees of each Trust at twelve. Under the provisions of each Trust’s Declaration of Trust, the Trustees are divided into three classes, each having a term of three years. Under the terms of the Boards’ retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of an Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

For each of MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate High Income Fund, MFS Intermediate Income Trust, MFS Multimarket Income Trust, and MFS Special Value Trust, the Nomination and Compensation Committee has selected and nominated, and recommended that the Board nominate, for election by shareholders, Maureen R. Goldfarb, Robert J. Manning, Maryanne L. Roepke, and Laurie J. Thomsen as Trustees of the class whose term will expire at the 2022 Annual Meeting of Shareholders (or special meeting in lieu thereof) of the Trust, in each case, to hold office until his or her successor is elected and qualified. The Board has nominated each of the individuals selected and nominated by the Committee. Each nominee is presently a Trustee of MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate High Income Fund, MFS Intermediate Income Trust, MFS Multimarket Income Trust, and MFS Special Value Trust and has agreed to serve as a Trustee of each Trust if elected. The Board recommends that you vote in favor of their election.

For each of MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, and MFS Municipal Income Trust, the Nomination and Compensation Committee has selected and nominated, and recommended that the Board nominate, for election by common and preferred shareholders, voting together as a single class, Maureen R. Goldfarb, Robert J. Manning, and Maryanne L. Roepke as Trustees of the class whose term will expire at the 2022 Annual Meeting of Shareholders (or special meeting in lieu thereof) to hold office until his or her successor is elected and qualified. The Nomination and Compensation Committee has also selected and nominated, and recommended that the Board nominate, for election by preferred shareholders only, voting as a separate class, John P. Kavanaugh and Laurie J. Thomsen for a term that will expire at the next annual meeting of shareholders (or special meeting in lieu thereof) to hold office until his or her successor is elected and qualified. The Board has nominated each of the individuals selected and nominated by the Committee. Each nominee is presently a Trustee of MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, and MFS Municipal Income Trust and has agreed to serve as Trustee of each Trust if elected. The Board recommends that you vote in favor of their election.

It is intended that, absent contrary instructions, proxies will be voted in favor of electing Maureen R. Goldfarb, Robert J. Manning, Maryanne L. Roepke, John P. Kavanaugh, and Laurie J. Thomsen. If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by each Trust’s current Trustees, or the Trustees may fix the number of Trustees at fewer than twelve for a Trust.

The following table presents certain information regarding the current Trustees of each Trust as of August 1, 2019, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Additional information about each Trustee follows the table.

Name, Age	Position(s) Held With Trust	Trustee Since(1)	Current Term Expiring(6)	Principal Occupations During The Past Five Years	Other Directorships During the Past Five Years(2)

INTERESTED TRUSTEES

Robert J. Manning(3) (Age 55)	Trustee	February 2004	2019	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach(3) (Age 58)	Trustee	January 2014	2021	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES

John P. Kavanaugh (Age 64)	Trustee and Chair of Trustees	January 2009	2019(4) 2020(5)	Private investor	N/A

Name, Age	Position(s) Held With Trust	Trustee Since(1)	Current Term Expiring(6)	Principal Occupations During The Past Five Years	Other Directorships During the Past Five Years(2)

Steven E. Buller (Age 68)	Trustee	February 2014	2020	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014); BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (Age 65)	Trustee	March 2017	2021	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (Age 64)	Trustee	January 2009	2019	Private investor	N/A

Michael Hegarty (Age 74)	Trustee	December 2004	2020	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc. (real estate), Director (until 2015)

Name, Age	Position(s) Held With Trust	Trustee Since(1)	Current Term Expiring(6)	Principal Occupations During The Past Five Years	Other Directorships During the Past Five Years(2)

Peter D. Jones (Age 64)	Trustee	January 2019	2020	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (Age 59)	Trustee	January 2019	2021	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage - Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

Clarence Otis, Jr. (Age 63)	Trustee	March 2017	2021	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Name, Age	Position(s) Held With Trust	Trustee Since(1)	Current Term Expiring(6)	Principal Occupations During The Past Five Years	Other Directorships During the Past Five Years(2)

Maryanne L. Roepke (Age 63)	Trustee	May 2014	2019	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (Age 61)	Trustee	March 2005	2019(4)(5)	Private Investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

(1)

Date first appointed to serve as Trustee of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as an Advisory Trustee.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the “1940 Act”), which is the principal federal law governing investment companies like the Trusts, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

(4)

For each of MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, and MFS Municipal Income Trust, Mr. Kavanaugh and Ms. Thomsen serve as Trustees elected by the holders of preferred shares for a one-year term.

(5)

For each of MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate High Income Fund, MFS Intermediate Income Trust, MFS Multimarket Income Trust, and MFS Special Value Trust, Mr. Kavanaugh and Ms. Thomsen serve as Trustees elected by holders of common shares for a three-year term.

(6)

An Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years or service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board). Under the terms of the Board’s retirement policy, Mr. Hegarty will retire effective December 31, 2019.

Unless otherwise noted, each current Trustee listed above served as a board member of 135 funds within the MFS Family of Funds (the “MFS Funds”) as of July 31, 2019. The address of each Trustee is c/o MFS, 111 Huntington Avenue, Boston, Massachusetts 02199.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. The current members of the Board have joined the Board at different points in time since 2004. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies

(including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trusts, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts. Following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Interested Trustees:

Robert J. Manning

Mr. Manning is Executive Chairman of MFS (the Funds’ investment adviser) and is Chairman of its Board. He has substantial executive and investment management experience, having worked for MFS for over 30 years.

Robin A. Stelmach

Ms. Stelmach is Vice Chair of MFS (the Funds’ investment adviser). Previously she was Executive Vice President and Chief Operating Officer of MFS and oversaw the company’s Global Investment Technology and Global Investment & Client Support departments, as well as the MFS Service Center.

Independent Trustees:

Steven E. Buller, CPA

Mr. Buller has substantial accounting, investment management, and executive experience at firms within the investment management industry. Mr. Buller was the Chief Financial Officer and Managing Director of BlackRock, Inc. (“BlackRock”), where he oversaw BlackRock’s tax department, internal audit and control functions, and the global corporate and investment company accounting policy. Prior to joining BlackRock, Mr. Buller was an auditor at Ernst & Young LLP for over 30 years, where he served as Global Director of Asset Management and as the audit partner for various investment company complexes. Mr. Buller was chairman of the Financial Accounting Standards Advisory Council, and was a member of the Standing Advisory Group of the Public Company Accounting Oversight Board. He has also served on the boards of BlackRock Finco UK, a privately-held company, and Person-to-Person, a community service organization.

John A. Caroselli

Mr. Caroselli has substantial senior executive experience in the financial services industry. Mr. Caroselli is the president of JC Global Advisors, LLC, where he provides consulting services with specialization in strategy development and execution, merger integration, market growth plan design and organizational development. He served as Executive Vice President and Chief Development Officer of First Capital Corporation, Executive Vice President and Chief Strategy Officer of KeySpan Corporation, and Executive Vice President of Corporate Development of AXA Financial. Mr. Caroselli also held senior officer positions with Chase Manhattan Corporation, Chemical Bank, and Manufacturers Hanover Trust.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry. She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc. Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company. She also held various marketing, distribution, and portfolio management positions with other investment management firms. Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

Michael Hegarty

Mr. Hegarty has substantial senior executive and board experience at firms within the financial services industry, as well as board experience at publicly-traded and privately-held companies. He served as the Vice Chairman and Chief Operating Officer of AXA Financial and as the President and Chief Operating Officer of The Equitable Life Assurance Society. Mr. Hegarty also served as Vice Chairman of Chase Manhattan Corporation and Chemical Bank. He is a former director of AllianceBernstein, which serves as the general partner of a publicly-traded investment adviser, and a former trustee of investment companies in the EQ Advisers Trust family of funds.

Peter D. Jones

Mr. Jones has substantial senior executive, accounting and investment management experience at firms within the investment management industry. Mr. Jones was the Chairman of Franklin Templeton Institutional, LLC and President of Franklin Templeton Distributors Inc. Mr. Jones formerly was the President of IDEX Distributors, Inc., which oversaw the formation and launch of IDEX Mutual Funds (now part of Transamerica Funds). Mr. Jones is a member of the Investment Advisory Council of the Florida State Board of Administration. Mr. Jones was formerly a CPA and served as Tax Manager at PricewaterhouseCoopers in Tampa, Florida and Atlanta, Georgia. Mr. Jones previously served as a Trustee of Florida State University Foundation and a member of its Investment Committee.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management and mutual fund industry and is a Chartered Financial Analyst. He was the Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser. Mr. Kavanaugh held research and portfolio management positions with Allmerica Financial and PruCapital, Inc. He previously served on the board of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund independent director community.

James W. Kilman, Jr.

Mr. Kilman has substantial senior executive and investment banking management experience at firms within the investment management industry. Mr. Kilman is currently the Chief Executive Officer of KielStrand Capital LLC, a family office merchant bank that makes and manages investments and oversees philanthropic activities. Mr. Kilman formerly was the Vice Chairman, Co-Head of Diversified Financials Coverage in the Financial Institutions Banking Group at Morgan Stanley & Co. Prior to

joining Morgan Stanley, Mr. Kilman was Managing Director in the Advisory Group within the Fixed Income Division’s Mortgage Department at Goldman Sachs & Co. Mr. Kilman also held managerial and investment positions with ABN AMRO Inc. and PaineWebber Inc.

Clarence Otis, Jr.

Mr. Otis has substantial executive, financial, and board experience at publicly-traded and privately-held companies. Mr. Otis was the Chairman and Chief Executive Officer of Darden Restaurants, Inc., the world’s largest full-service restaurant company, and where he previously served in other senior positions at Darden Restaurants, including Chief Financial Officer and Executive Vice President. Mr. Otis is a director of VF Corporation, Verizon Communications, Inc., and The Travelers Companies. He is a former director of the Federal Reserve Bank of Atlanta.

Maryanne L. Roepke

Ms. Roepke has substantial executive and compliance experience within the investment management industry. She was a Senior Vice President and the Chief Compliance Officer of American Century Investments, Inc. (“American Century”), where she worked for over 30 years. Ms. Roepke served on the board of the American Century SICAV, a mutual fund complex. She currently is a trustee of Rockhurst University. She is a former member of the Investment Company Institute’s Chief Compliance Officer Committee and Risk Management Advisory Committee.

Laurie J. Thomsen

Ms. Thomsen has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies. Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies, and served as an Executive Partner of New Profit, Inc., a venture philanthropy firm. Prior to that, she was a General Partner at Harbourvest Partners, a venture capital firm. Ms. Thomsen is a director of The Travelers Companies, Inc. and Dycom Industries, Inc.

Information about each Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers, and the interests of certain persons, appears under “Trust Information” below.

Required Vote.    For MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate High Income Fund, MFS Intermediate Income Trust, MFS Multimarket Income Trust, and MFS Special Value Trust, the election of any nominee will require the affirmative vote of a plurality of the Trust’s outstanding common shares voting at the Meeting in person or by proxy. For MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, and MFS Municipal Income Trust, the election of Maureen R. Goldfarb, Robert J. Manning, and Maryanne L. Roepke will require the affirmative vote of a plurality of the Trust’s outstanding preferred and common shares, voting together as a single class, at the Meeting in person or by proxy. For MFS High Income Municipal Trust, MFS High Yield Municipal Trust, and MFS Investment Grade Municipal Trust, the election of John P. Kavanaugh and Laurie J. Thomsen will require the affirmative vote of a plurality of the Trust’s outstanding preferred shares, voting as a separate class, at the Meeting in person or by proxy. For MFS Municipal Income Trust, the election of John P. Kavanaugh and Laurie J. Thomsen will require the affirmative vote of a majority of the Trust’s outstanding preferred shares, voting as a separate class, at the Meeting in person or by proxy.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH TRUST VOTE TO ELECT EACH OF THE NOMINEES AS A TRUSTEE OF EACH TRUST.

Committees

Each Trust’s Board meets regularly throughout the year to discuss matters and take certain actions relating to the Trust. Each Trust’s Board has several standing committees, which are described below.

Name of Committee	Number of Meetings in Fiscal Year (1)	Functions	Current Members(2)
AUDIT COMMITTEE	5	Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund. Reviews and evaluates the contractual arrangements of the Fund relating to custody and fund accounting services, and makes recommendations to the full Board on these matters.	Buller*(3), Hegarty*(3), Kilman, Jr.*(3), Otis, Jr.*(3), and Roepke*(3)

Name of Committee	Number of Meetings in Fiscal Year (1)	Functions	Current Members(2)
COMPLIANCE COMMITTEE	5	Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Chief Compliance Officer assists the Committee in carrying out its responsibilities.	Goldfarb*, Jones*, Otis, Jr.*, and Roepke*

CONTRACTS REVIEW COMMITTEE	4	Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board on these matters.	All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Hegarty, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, and Thomsen)

Name of Committee	Number of Meetings in Fiscal Year (1)	Functions	Current Members(2)
NOMINATION AND COMPENSATION COMMITTEE	3	Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the Independent Trustees.	All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Hegarty, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, and Thomsen)

Name of Committee	Number of Meetings in Fiscal Year (1)	Functions	Current Members(2)
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	5	Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities, the Trust’s borrowing and lending policies, and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.	All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Hegarty, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, and Thomsen)

Name of Committee	Number of Meetings in Fiscal Year (1)	Functions	Current Members(2)
PRICING COMMITTEE	5	Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available, and the Committee approves and/or ratifies these fair values. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Policy for Compliance with Rule 2a-7 approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act. The Committee also reviews and evaluates the contractual arrangements of service providers relating to the pricing and valuation of the Fund’s portfolio securities and other assets.	Buller*, Caroselli*, Hegarty*, Kilman, Jr.*, and Thomsen*

Name of Committee	Number of Meetings in Fiscal Year (1)	Functions	Current Members(2)
SERVICES CONTRACTS COMMITTEE	5	Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, sub-transfer agency, and administrative services, and makes recommendations to the full Board on these matters.	Caroselli*, Goldfarb*, Jones*, and Thomsen*

(1)	The number of committee meetings for the fiscal years ending October 31, 2018 and November 30, 2018 is the same for all committees.
(2)	Independent Trustees. Although Mr. Kavanaugh is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Board.
(3)	Audit Committee Financial Expert.
*	Independent Trustees.

The Trustees generally hold at least 7 regular meetings each calendar year. These regular meetings generally take place over a two-day period. The performance and operations of each of the Trusts is reviewed by the Trustees at each meeting and more in-depth reviews of particular Trusts are conducted by the Trustees throughout the year. During the fiscal years ended October 31, 2018 and November 30, 2018, each Trust held 7 Board meetings. Each Trustee attended at least 75% of the Board and applicable committee meetings noted for each Trust.

Audit Committee

Each Trust’s Audit Committee consists only of Independent Trustees. Each Trust’s Audit Committee’s statement on the Trust’s most recent audited financials is included below under the heading “Independent Registered Public Accounting Firm.” Each Trust’s Board has adopted a written charter for the Audit Committee. A copy of the Committee’s charter is available at www.mfs.com. To access a copy of the Committee’s charter, click on “Menu”, choose “Individual Investor” as your role if you have not already done so, then click on “Products & Strategies”, and then click on “Closed End Funds”. Next, click on the Fund name, then click on the “Resources” tab, then click on the “Prospectus and Reports” tab, and then click on “Audit Committee Charter”.

Nomination and Compensation Committee

The Trustees have adopted a written charter for the Nomination and Compensation Committee. A copy of the Committee’s charter is available at www.mfs.com. To access a copy of the Committee’s charter, click on “Menu”, choose “Individual Investor” as your role if you have not already done so, then click on “Products & Strategies”, and then click on “Closed End Funds”. Next, click on the Fund name, then click on the “Resources” tab, then click on the “Prospectus and Reports” tab, and then click on “Nomination and Compensation Committee Charter”.

Each Trust’s Nomination and Compensation Committee consists only of Independent Trustees.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The

Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience (including with respect to gender and ethnicity) are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds. The Nomination and Compensation Committee may consider candidates for Trustee recommended by each Trust’s current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the applicable Trust’s expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trusts’ Nomination and Compensation Committee Charter (which is available at www.mfs.com). Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The Nomination and Compensation Committee takes the diversity of a particular nominee and the overall diversity of the Board into account when considering and evaluating nominees for trustee. The foregoing description is only a summary.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Trust.

Share Ownership

As of July 31, 2019, the Trustees and officers of each Trust as a group owned less than 1% of the outstanding shares of any Trust. The Board has adopted a policy requiring that each Independent Trustee shall have invested on an aggregate basis, within two years of membership on the Board, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds.

The following table shows the dollar range of equity securities beneficially owned by each nominee or Trustee (a) of each Trust and (b) on an aggregate basis, in the MFS Funds overseen by the nominee or Trustee, as of July 31, 2019.

The following dollar ranges apply:

N.	None
A.	$1 – $10,000
B.	$10,001 – $50,000
C.	$50,001 – $100,000
D.	Over $100,000

Name of Trustee	Individual Trust Name	Aggregate Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Securities in All MFS Funds Overseen or to be Overseen by the Nominee

INTERESTED TRUSTEES
Robert J. Manning	MFS Charter Income Trust	N	D
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

Robin A. Stelmach	MFS Charter Income Trust	N	D
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

INDEPENDENT TRUSTEES
Steven E. Buller	MFS Charter Income Trust	N	D
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

Name of Trustee	Individual Trust Name	Aggregate Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Securities in All MFS Funds Overseen or to be Overseen by the Nominee
John A. Caroselli	MFS Charter Income Trust	N	D
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

Maureen R. Goldfarb	MFS Charter Income Trust	B	D
	MFS Government Markets Income Trust	A
	MFS High Income Municipal Trust	B
	MFS High Yield Municipal Trust	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	A
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	A

Michael Hegarty	MFS Charter Income Trust	A	D
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	A
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

Peter D. Jones(1)	MFS Charter Income Trust	N	D
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

Name of Trustee	Individual Trust Name	Aggregate Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Securities in All MFS Funds Overseen or to be Overseen by the Nominee
John P. Kavanaugh	MFS Charter Income Trust	A	D
	MFS Government Markets Income Trust	A
	MFS High Income Municipal Trust	B
	MFS High Yield Municipal Trust	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	A
	MFS Investment Grade Municipal Trust	C
	MFS Multimarket Income Trust	B
	MFS Municipal Income Trust	B
	MFS Special Value Trust	N

James W. Kilman, Jr.(1)	MFS Charter Income Trust	N	D
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

Clarence Otis, Jr.	MFS Charter Income Trust	N	D
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

Maryanne L. Roepke	MFS Charter Income Trust	A	D
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	A
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	B
	MFS Special Value Trust	A

Name of Trustee	Individual Trust Name	Aggregate Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Securities in All MFS Funds Overseen or to be Overseen by the Nominee
Laurie J. Thomsen	MFS Charter Income Trust	A	D
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS Intermediate High Income Fund	N
	MFS Intermediate Income Trust	A
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

(1)	Messrs. Jones and Kilman, Jr. became Trustees of the Fund on January 1, 2019.

Shareholder Communications with the Board of Trustees

The Board of Trustees of each Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board of Trustees, [Name of Trust], Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, Massachusetts 02199, Attention: Secretary of the Trust. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS Trust to which they relate and (iii) identify the class and number of shares held by the shareholder. The Secretary is responsible for reviewing all properly submitted shareholder communications. The Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Chair of the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Trust literature, share data or financial information). The Secretary may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. Each Trust’s Trustees are not required to attend the Trust’s shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures. The Trustees did not attend the 2018 Annual Meeting of Shareholders.

Each Trust’s Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Trustee Compensation Table

The table below shows the cash compensation paid to the Trustees by each Trust during the fiscal year ended on the date noted (see footnote 1). Interested Trustees receive no compensation from any Trust for their services as Trustees.

Name of Trustee	Individual Trust Name	Aggregate Compensation Paid by Trust(1)	Retirement Benefits Accrued as Part of Trust Expense	Total Trustee Compensation Paid by Trust and Fund Complex(2)
Steven E. Buller	MFS Charter Income Trust	$7,058	N/A	$387,279
	MFS Government Markets Income Trust	$4,019	N/A	$387,279
	MFS High Income Municipal Trust	$3,222	N/A	$387,279
	MFS High Yield Municipal Trust	$2,518	N/A	$387,279
	MFS Intermediate High Income Fund	$1,406	N/A	$387,279
	MFS Intermediate Income Trust	$12,061	N/A	$387,279
	MFS Investment Grade Municipal Trust	$1,913	N/A	$387,279
	MFS Multimarket Income Trust	$7,059	N/A	$387,279
	MFS Municipal Income Trust	$4,042	N/A	$387,279
	MFS Special Value Trust	$1,005	N/A	$387,279

John A. Caroselli	MFS Charter Income Trust	$7,034	N/A	$371,029
	MFS Government Markets Income Trust	$4,010	N/A	$371,029
	MFS High Income Municipal Trust	$3,212	N/A	$371,029
	MFS High Yield Municipal Trust	$2,510	N/A	$371,029
	MFS Intermediate High Income Fund	$1,403	N/A	$371,029
	MFS Intermediate Income Trust	$12,033	N/A	$371,029
	MFS Investment Grade Municipal Trust	$1,907	N/A	$371,029
	MFS Multimarket Income Trust	$7,034	N/A	$371,029
	MFS Municipal Income Trust	$4,025	N/A	$371,029
	MFS Special Value Trust	$1,003	N/A	$371,029

Maureen R. Goldfarb	MFS Charter Income Trust	$7,049	N/A	$381,029
	MFS Government Markets Income Trust	$4,016	N/A	$381,029
	MFS High Income Municipal Trust	$3,218	N/A	$381,029
	MFS High Yield Municipal Trust	$2,515	N/A	$381,029
	MFS Intermediate High Income Fund	$1,405	N/A	$381,029
	MFS Intermediate Income Trust	$12,050	N/A	$381,029
	MFS Investment Grade Municipal Trust	$1,911	N/A	$381,029
	MFS Multimarket Income Trust	$7,049	N/A	$381,029
	MFS Municipal Income Trust	$4,035	N/A	$381,029
	MFS Special Value Trust	$1,004	N/A	$381,029

Name of Trustee	Individual Trust Name	Aggregate Compensation Paid by Trust(1)	Retirement Benefits Accrued as Part of Trust Expense	Total Trustee Compensation Paid by Trust and Fund Complex(2)
David H. Gunning(3)	MFS Charter Income Trust	$895	N/A	N/A
	MFS Government Markets Income Trust	$507	N/A	N/A
	MFS High Income Municipal Trust	$408	N/A	N/A
	MFS High Yield Municipal Trust	$319	N/A	N/A
	MFS Intermediate High Income Fund	$177	N/A	N/A
	MFS Intermediate Income Trust	$1,523	N/A	N/A
	MFS Investment Grade Municipal Trust	$242	N/A	N/A
	MFS Multimarket Income Trust	$895	N/A	N/A
	MFS Municipal Income Trust	$513	N/A	N/A
	MFS Special Value Trust	$127	N/A	N/A

Michael Hegarty	MFS Charter Income Trust	$7,049	N/A	$381,029
	MFS Government Markets Income Trust	$4,016	N/A	$381,029
	MFS High Income Municipal Trust	$3,218	N/A	$381,029
	MFS High Yield Municipal Trust	$2,515	N/A	$381,029
	MFS Intermediate High Income Fund	$1,405	N/A	$381,029
	MFS Intermediate Income Trust	$12,050	N/A	$381,029
	MFS Investment Grade Municipal Trust	$1,911	N/A	$381,029
	MFS Multimarket Income Trust	$7,049	N/A	$381,029
	MFS Municipal Income Trust	$4,035	N/A	$381,029
	MFS Special Value Trust	$1,004	N/A	$381,029

Peter D. Jones(4)	MFS Charter Income Trust	N/A	N/A	N/A
	MFS Government Markets Income Trust	N/A	N/A	N/A
	MFS High Income Municipal Trust	N/A	N/A	N/A
	MFS High Yield Municipal Trust	N/A	N/A	N/A
	MFS Intermediate High Income Fund	N/A	N/A	N/A
	MFS Intermediate Income Trust	N/A	N/A	N/A
	MFS Investment Grade Municipal Trust	N/A	N/A	N/A
	MFS Multimarket Income Trust	N/A	N/A	N/A
	MFS Municipal Income Trust	N/A	N/A	N/A
	MFS Special Value Trust	N/A	N/A	N/A

John P. Kavanaugh	MFS Charter Income Trust	$7,120	N/A	$438,029
	MFS Government Markets Income Trust	$4,042	N/A	$438,029
	MFS High Income Municipal Trust	$3,246	N/A	$438,029
	MFS High Yield Municipal Trust	$2,538	N/A	$438,029
	MFS Intermediate High Income Fund	$1,414	N/A	$438,029
	MFS Intermediate Income Trust	$12,133	N/A	$438,029
	MFS Investment Grade Municipal Trust	$1,927	N/A	$438,029
	MFS Multimarket Income Trust	$7,122	N/A	$438,029
	MFS Municipal Income Trust	$4,085	N/A	$438,029
	MFS Special Value Trust	$1,011	N/A	$438,029

Name of Trustee	Individual Trust Name	Aggregate Compensation Paid by Trust(1)	Retirement Benefits Accrued as Part of Trust Expense	Total Trustee Compensation Paid by Trust and Fund Complex(2)
James W. Kilman, Jr.(5)	MFS Charter Income Trust	N/A	N/A	N/A
	MFS Government Markets Income Trust	N/A	N/A	N/A
	MFS High Income Municipal Trust	N/A	N/A	N/A
	MFS High Yield Municipal Trust	N/A	N/A	N/A
	MFS Intermediate High Income Fund	N/A	N/A	N/A
	MFS Intermediate Income Trust	N/A	N/A	N/A
	MFS Investment Grade Municipal Trust	N/A	N/A	N/A
	MFS Multimarket Income Trust	N/A	N/A	N/A
	MFS Municipal Income Trust	N/A	N/A	N/A
	MFS Special Value Trust	N/A	N/A	N/A

Clarence Otis, Jr.	MFS Charter Income Trust	$6,634	N/A	$357,469
	MFS Government Markets Income Trust	$3,780	N/A	$357,469
	MFS High Income Municipal Trust	$3,029	N/A	$357,469
	MFS High Yield Municipal Trust	$2,367	N/A	$357,469
	MFS Intermediate High Income Fund	$1,323	N/A	$357,469
	MFS Intermediate Income Trust	$11,343	N/A	$357,469
	MFS Investment Grade Municipal Trust	$1,798	N/A	$357,469
	MFS Multimarket Income Trust	$6,635	N/A	$357,469
	MFS Municipal Income Trust	$3,797	N/A	$357,469
	MFS Special Value Trust	$945	N/A	$357,469

Maryanne L. Roepke	MFS Charter Income Trust	$7,056	N/A	$386,029
	MFS Government Markets Income Trust	$4,019	N/A	$386,029
	MFS High Income Municipal Trust	$3,221	N/A	$386,029
	MFS High Yield Municipal Trust	$2,517	N/A	$386,029
	MFS Intermediate High Income Fund	$1,406	N/A	$386,029
	MFS Intermediate Income Trust	$12,059	N/A	$386,029
	MFS Investment Grade Municipal Trust	$1,912	N/A	$386,029
	MFS Multimarket Income Trust	$7,057	N/A	$386,029
	MFS Municipal Income Trust	$4,041	N/A	$386,029
	MFS Special Value Trust	$1,005	N/A	$386,029

Name of Trustee	Individual Trust Name	Aggregate Compensation Paid by Trust(1)	Retirement Benefits Accrued as Part of Trust Expense	Total Trustee Compensation Paid by Trust and Fund Complex(2)
Laurie J. Thomsen	MFS Charter Income Trust	$7,049	N/A	$381,029
	MFS Government Markets Income Trust	$4,016	N/A	$381,029
	MFS High Income Municipal Trust	$3,218	N/A	$381,029
	MFS High Yield Municipal Trust	$2,515	N/A	$381,029
	MFS Intermediate High Income Fund	$1,405	N/A	$381,029
	MFS Intermediate Income Trust	$12,050	N/A	$381,029
	MFS Investment Grade Municipal Trust	$1,911	N/A	$381,029
	MFS Multimarket Income Trust	$7,049	N/A	$381,029
	MFS Municipal Income Trust	$4,035	N/A	$381,029
	MFS Special Value Trust	$1,004	N/A	$381,029

(1)

Information provided for the MFS Intermediate Income Trust, MFS Municipal Income Trust, MFS Multimarket Income Trust, and MFS Special Value Trust is for the fiscal year ended October 31, 2018. Information provided for the MFS Charter Income Trust, MFS Government Markets Income Trust, MFS High Income Municipal Trust, MFS Intermediate High Income Fund, MFS Investment Grade Municipal Trust, and MFS High Yield Municipal Trust is for the fiscal year ended November 30, 2018.

(2)	For calendar year 2018 for 134 funds that paid Trustee compensation.
(3)	Mr. Gunning retired as a Trustee of the Funds on December 31, 2017.
(4)	Mr. Jones became a Trustee of the Funds on January 1, 2019.
(5)	Mr. Kilman, Jr. became a Trustee of the Funds on January 1, 2019.

TRUST INFORMATION

This section provides certain information about each Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Trust.

Investment Adviser and Administrator

Each Trust engages as its investment adviser and administrator, MFS, a Delaware corporation with offices at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Independent Registered Public Accounting Firm

The Independent Registered Public Accounting Firm and fiscal year end for each Trust are listed below:

Trust	Independent Registered Public Accounting Firm	Fiscal Year End
MFS Charter Income Trust	Ernst & Young LLP (“E&Y”)	November 30
MFS Government Markets Income Trust	Deloitte & Touche LLP (“Deloitte”)	November 30
MFS High Income Municipal Trust	E&Y	November 30
MFS High Yield Municipal Trust	E&Y	November 30
MFS Intermediate High Income Fund	E&Y	November 30
MFS Intermediate Income Trust	Deloitte	October 31
MFS Investment Grade Municipal Trust	E&Y	November 30
MFS Multimarket Income Trust	E&Y	October 31
MFS Municipal Income Trust	Deloitte	October 31
MFS Special Value Trust	E&Y	October 31

The Independent Registered Public Accounting Firm has no direct or material indirect interest in a Trust.

Representatives of the applicable Independent Registered Public Accounting Firm are not expected to be present at the Meeting, but they will have the opportunity to make a statement if they wish, and they will be available should any matter arise requiring their presence.

Each Trust’s Audit Committee submitted the following statement to be included in this Proxy Statement:

The Audit Committee reviewed and discussed the audited financial statements with Trust management. The Audit Committee also discussed with the Auditor the matters required to be discussed by SAS No. 114, as amended (The Auditor’s Communication with Those Charged with Governance), which superseded SAS No. 61 (Communication with Audit Committees). The Audit Committee received the written disclosures and the letter from the Auditor required by the Public Company Accounting Oversight Board regarding the independent Auditor’s communications with the Audit Committee regarding independence and discussed with the Auditor its independence.

Based on this review and the review of other information and these and other discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Trust’s annual report to shareholders for the Trust’s 2018 fiscal year for filing with the Securities and Exchange Commission.

The members of each Trust’s Audit Committee are: Steven E. Buller, Michael Hegarty, James W. Kilman, Jr., Clarence Otis, Jr., and Maryanne L. Roepke. (Mr. Hegarty and Mr. Kilman were not members of the Audit Committee at the time the Audit Committee submitted the above statement to be included in this Proxy Statement with respect to MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust, and MFS Special Value Trust).

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to each Trust and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to a Trust (including MFS Service Center, Inc.) (each, a “MFS Entity”) if the services relate directly to the operations and financial reporting of such Trust.

Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Schedule A attached hereto includes tables that set forth for each Trust’s two most recent fiscal years, the fees billed by each Trust’s Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to each Trust’s Service Affiliates that relate directly to the Trust’s operations and financial reporting under the following captions:

(i)	Audit Fees — fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees — fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports, comfort letters and internal control reviews.

(iii)	Tax Fees — fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(iv)	All Other Fees — fees for products and services provided to a Trust by the Independent Registered Public Accounting Firm other than those reported under “Audit Fees,” “Audit- Related Fees” and “Tax Fees.”

Schedule A attached hereto also sets forth the aggregate fees billed by each Independent Registered Public Accounting Firm for each Trust’s two most recent fiscal years for non-audit services rendered to each Trust and each Trust’s Service Affiliates.

The Audit Committee has considered whether the provision by each Trust’s Independent Registered Public Accounting Firm of non-audit services to each Trust’s Service Affiliates that were not pre-approved by the Audit Committee because such services did not relate directly to the operations and financial reporting of each Trust was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as each Trust’s principal auditor.

Officers

The following table provides information about the current executive officers of each Trust as of August 1, 2019, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Name, Age	Position(s) Held With Trust	Officer Since(1)	Principal Occupations During the Past Five Years(2)
OFFICERS
Christopher R. Bohane(3) (Age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino P. Clark(3) (Age 51)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (3) (age 52)	Assistant Treasurer	April 2017	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head — Treasurer’s Office (until February 2017)

Thomas H. Connors(3) (Age 59)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo(3) (Age 50)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin(3) (Age 51)	Secretary and Clerk	April 2017	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld(3) (Age 46)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian(3) (Age 40)	Assistant Secretary and Assistant Clerk	September 2018	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira(3) (Age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips(3) (Age 48)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe(3) (Age 44)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Name, Age	Position(s) Held With Trust	Officer Since(1)	Principal Occupations During the Past Five Years(2)
Martin J. Wolin(3) (Age 51)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost(3) (Age 59)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as officer of an MFS fund. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(2)	Officers do not serve as directors or trustees of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

Each Trust’s officers held comparable positions with the 135 funds in the MFS Family of Funds as of July 31, 2019, and with certain affiliates of MFS. The address of each officer is MFS, 111 Huntington Avenue, Boston, Massachusetts 02199.

Interests of Certain Persons

Schedule B attached hereto sets forth, as of July 31, 2019, to the best knowledge of each Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of such Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Trustees and officers of each Trust, MFS, certain persons affiliated with MFS, and persons who own more than ten percent of any class of the Trust’s shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulations to furnish each Trust with copies of all Section 16(a) forms they file in relation to that Trust.

Based solely on a review of the copies of such forms furnished to each Trust with respect to its most recent fiscal year each Trust believes all Section 16(a) transactions were reported on a timely basis.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Manner of Voting Proxies

All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of Maureen R. Goldfarb, Robert J. Manning, Maryanne L. Roepke, Laurie J. Thomsen, and John P. Kavanaugh as Trustees of the Trust (if still available for election).

All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. A majority of the outstanding shares of MFS High Income Municipal Trust, MFS Investment Grade Municipal Trust, and MFS Intermediate High Income Fund, entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum, and thirty percent (30%) of the outstanding shares of MFS Charter Income Trust, MFS Government Markets Income Trust, MFS High Yield Municipal Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust, and MFS Special Value Trust entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to the election of John P. Kavanaugh and Laurie J. Thomsen as Trustees of MFS High Yield Municipal Trust, and MFS Municipal Income Trust, a quorum also requires thirty percent (30%) of each Trust’s outstanding preferred shares entitled to vote at the Meeting present in person or by proxy. With respect to the election of John P. Kavanaugh and Laurie J. Thomsen as Trustees of MFS High Income Municipal Trust and MFS Investment Grade Municipal Trust, a quorum requires a majority of each Trust’s outstanding preferred shares entitled to vote at the Meeting present in person or by proxy. With respect to the election of Trustees, other than the election of John P. Kavanaugh and Laurie J. Thomsen as Trustees of MFS Municipal Income Trust, neither broker non-votes nor abstentions nor withholding authority to vote have any effect on the outcome of the voting. With respect to the election of John P. Kavanaugh and Laurie J. Thomsen as Trustees of MFS Municipal Income Trust, broker non-votes, abstentions and withholding authority to vote have the effect of a vote against their elections as Trustees.

Each shareholder of a Trust is entitled to one vote for each share of the Trust that such shareholder owns at the close of business on July 31, 2019, on each matter on which the shareholder is entitled to vote. Each fractional share is entitled to a proportionate fractional vote.

Each Trust will reimburse the record holders of its shares for their reasonable expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

Each Trust knows of no other matters to be brought before the meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is each Trust’s intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions for voting by telephone or internet.

Submission of Proposals

Proposals of shareholders which are intended to be included in the Trust’s proxy statement and presented at the 2020 Annual Meeting of Shareholders must be received by the Secretary of the Trust, at the Trusts’ principal office at 111 Huntington Avenue, Boston, Massachusetts, 02199, on or prior to April 24, 2020 for MFS Charter Income Trust, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Intermediate High Income Fund, MFS Intermediate Income Trust, MFS Investment Grade Municipal Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust, and MFS Special Value Trust. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

A shareholder who wishes to make a proposal at the 2020 Annual Meeting of Shareholders without including the proposal in the Trust’s proxy statement must ensure that the proposal is received by the Secretary of the Trust in good order and in compliance with all applicable legal requirements and requirements set forth in the Trust’s By-Laws and Declaration of Trust between June 23, 2020 and July 8, 2020, for MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Intermediate High Income Fund, and MFS Investment Grade Municipal Trust, and between May 24, 2020 and July 8, 2020, for MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust, and MFS Special Value Trust, at the Trust’s principal office at 111 Huntington Avenue, Boston, Massachusetts, 02199. The persons named as proxies for the 2020 Annual Meeting of Shareholders will have discretionary authority to vote on all matters presented at the meeting consistent with the SEC’s proxy rules.

Additional Information

The Meeting of shareholders of each Trust is called to be held at the same time as the Meetings of shareholders of each of the other Trusts. It is anticipated that all Meetings will be held simultaneously.

If any shareholder at the Meeting objects to the holding of a simultaneous Meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment.

In the event that a quorum is not present for purposes of acting on the proposal, or if sufficient votes on the proposal set forth in the Notice of Annual Meeting of Shareholders are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting or postponements from time to time, with no other notice than an announcement at the Meeting, in order to permit further solicitation of proxies for the proposal. Any adjournment will require the affirmative vote of a majority of the votes properly cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of such adjournment and will vote against any such adjournment all other proxies. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient votes in accordance with the Trustees’ recommendations have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

The expense of the preparation, printing and mailing of the enclosed form of proxy, the Notice and this Proxy Statement, and any tabulation costs, will be borne on a proportional basis by the Trusts.

Annual reports will be sent to shareholders of record of each Trust following each Trust’s fiscal year end. A copy of each Trust’s most recent annual report and semi-annual report may be obtained without charge at www.mfs.com or by contacting Computershare, each Trust’s transfer and shareholder servicing agent, 150 Royall Street, Canton, Massachusetts, 02021, or by telephoning toll-free (800) 637-2304 or by email at mfs@computershare.com.

If you need additional copies of this Proxy Statement and you are the holder of record of your shares, please contact Computershare at (888) 916-1721 or by email at proxymaterials@computershare.com, or at https://www.proxy-direct.com/ mfs-30746. If your shares are held in broker street name please contact your financial intermediary to obtain additional copies of this Proxy Statement. A copy of this proxy statement is also available at www.mfs.com.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

August 22, 2019	MFS® CHARTER INCOME TRUST

MFS® GOVERNMENT MARKETS INCOME TRUST

MFS® HIGH INCOME MUNICIPAL TRUST

MFS® HIGH YIELD MUNICIPAL TRUST

MFS® INTERMEDIATE HIGH INCOME FUND

MFS® INTERMEDIATE INCOME TRUST

MFS® INVESTMENT GRADE MUNICIPAL TRUST

MFS® MULTIMARKET INCOME TRUST

MFS® MUNICIPAL INCOME TRUST

MFS® SPECIAL VALUE TRUST

Schedule A

Independent Registered Public Accounting Firm Fees

For each Trust’s last two fiscal years, fees billed by each Trust’s Independent Registered Public Accounting Firm for services provided directly to each Trust:

	Independent Registered Public Accounting Firm	Audit Fees		Audit Related Fees
Trust		2018	2017	2018	2017
MFS Charter Income Trust	E&Y	$57,913	$56,683	$11,608	$11,358
MFS Government Markets Income Trust	Deloitte	$62,646	$61,099	$10,000	$10,000
MFS High Income Municipal Trust	E&Y	$59,606	$58,340	$11,608	$11,358
MFS High Yield Municipal Trust	E&Y	$59,606	$58,340	$11,608	$11,358
MFS Intermediate High Income Fund	E&Y	$59,838	$58,567	$11,608	$11,358
MFS Intermediate Income Trust	Deloitte	$63,441	$61,877	$10,000	$10,000
MFS Investment Grade Municipal Trust	E&Y	$59,606	$58,340	$11,608	$11,358
MFS Multimarket Income Trust	E&Y	$57,913	$57,014	$11,608	$11,027
MFS Municipal Income Trust	Deloitte	$62,004	$60,471	$10,000	$10,000
MFS Special Value Trust	E&Y	$52,218	$51,442	$11,608	$11,027

	Independent Registered Public Accounting Firm	Tax Fees		All Other Fees
Trust		2018	2017	2018	2017
MFS Charter Income Trust	E&Y	$10,676	$10,452	$1,139	$1,160
MFS Government Markets Income Trust	Deloitte	$6,716	$6,571	$0	$0
MFS High Income Municipal Trust	E&Y	$10,324	$10,102	$1,050	$1,058
MFS High Yield Municipal Trust	E&Y	$10,324	$10,102	$1,040	$1,047
MFS Intermediate High Income Fund	E&Y	$10,585	$10,363	$1,017	$1,019
MFS Intermediate Income Trust	Deloitte	$6,453	$6,314	$0	$0
MFS Investment Grade Municipal Trust	E&Y	$10,324	$10,102	$1,035	$1,042
MFS Multimarket Income Trust	E&Y	$10,676	$10,452	$1,142	$1,167
MFS Municipal Income Trust	Deloitte	$7,700	$7,534	$0	$0
MFS Special Value Trust	E&Y	$9,947	$9,727	$1,013	$1,014

For each Trust’s last two fiscal years, fees billed by each Trust’s Independent Registered Public Accounting Firm for services provided to the Trust’s Service Affiliates that relate directly to such Trust’s operations and financial reporting:

	Independent Registered Public Accounting Firm	Audit Related Fees(1)		Tax Fees(1)		All Other Fees(1)
Trust		2018	2017	2018	2017	2018	2017
Service Affiliates of MFS Charter Income Trust	E&Y	$1,728,076	$1,603,983	$0	$0	$103,950	$101,450
Service Affiliates of MFS Government Markets Income Trust	Deloitte	$0	$0	$0	$0	$5,390	$5,390
Service Affiliates of MFS High Income Municipal Trust	E&Y	$1,728,076	$1,603,983	$0	$0	$103,950	$101,450

Schedule A-1

	Independent Registered Public Accounting Firm	Audit Related Fees(1)		Tax Fees(1)		All Other Fees(1)
Trust		2018	2017	2018	2017	2018	2017
Service Affiliates of MFS High Yield Municipal Trust	E&Y	$1,728,076	$1,603,983	$0	$0	$103,950	$101,450
Service Affiliates of MFS Intermediate High Income Fund	E&Y	$1,728,076	$1,603,983	$0	$0	$103,950	$101,450
Service Affiliates of MFS Intermediate Income Trust	Deloitte	$0	$0	$0	$0	$5,390	$5,390
Service Affiliates of MFS Investment Grade Municipal Trust	E&Y	$1,728,076	$1,603,983	$0	$0	$103,950	$101,450
Service Affiliates of MFS Multimarket Income Trust	E&Y	$1,728,076	$1,603,983	$0	$0	$34,150	$101,450
Service Affiliates of MFS Municipal Income Trust	Deloitte	$0	$0	$0	$0	$5,390	$5,390
Service Affiliates of MFS Special Value Trust	E&Y	$1,728,076	$1,603,983	$0	$0	$34,150	$101,450

(1)

This amount reflects the fees billed to Service Affiliates of each Trust for non-audit services relating directly to the operations and financial reporting of the Trust (portions of which services also related to the operations and financial reporting of all funds within the MFS funds complex).

During the periods indicated in the tables above, no services described under ‘‘Audit-Related Fees,’’ ‘‘Tax Fees’’ or ‘‘All Other Fees’’ were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate fees billed by each Independent Registered Public Accounting Firm, for each Trust’s two most recent fiscal years, for non-audit services rendered to each Trust and each Trust’s Service Affiliates:

Trust	Independent Registered Public Accounting Firm	2018	2017
MFS Charter Income Trust and its Service Affiliates	E&Y	$2,135,349	$1,860,403
MFS Government Markets Income Trust and its Service Affiliates	Deloitte	$22,106	$861,431
MFS High Income Municipal Trust and its Service Affiliates	E&Y	$2,134,908	$1,859,951
MFS High Yield Municipal Trust and its Service Affiliates	E&Y	$2,134,898	$1,859,940
MFS Intermediate High Income Fund and its Service Affiliates	E&Y	$2,135,136	$1,860,173
MFS Intermediate Income Trust and its Service Affiliates	Deloitte	$21,843	$861,174
MFS Investment Grade Municipal Trust and its Service Affiliates	E&Y	$2,134,893	$1,859,935
MFS Multimarket Income Trust and its Service Affiliates	E&Y	$1,983,352	$1,860,079
MFS Municipal Income Trust and its Service Affiliates	Deloitte	$23,090	$862,394
MFS Special Value Trust and its Service Affiliates	E&Y	$1,982,494	$1,859,201

Schedule A-2

Schedule B

Interests of Certain Persons

As of July 31, 2019, to the best knowledge of each Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of such Trust are as follows:

Trust	Name and Address of Beneficial Owner	Title of Class	Number of Outstanding Shares Beneficially Owned(1)	Percent of Outstanding Shares of Noted Class Owned
MFS Charter Income Trust	Morgan Stanley 1585 Broadway New York, NY 10036	Common	3,978,294	8.40%

MFS Government Markets Income Trust	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	Common	8,021,416	24.60%

	1607 Capital Partners, LLC 13 South 13th Street Suite 400 Richmond, VA 23219	Common	3,430,751	10.50%

	Relative Value Partners, LLC 1033 Skokie Boulevard Suite 470 Northbrook, IL 60062	Common	2,762,250	8.47%

	First Trust Portfolios L.P. 120 East Liberty Drive Suite 400 Wheaton, Illinois 60187	Common	2,559,517	7.85%

	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common	2,400,896	7.36%

MFS High Income Municipal Trust	Citibank, N.A. 399 Park Avenue New York, NY 10043	Preferred	3,900	100%

	First Trust Portfolios L.P. 120 East Liberty Drive Suite 400 Wheaton, Illinois 60187	Common	4,243,893	13.47%

MFS High Yield Municipal Trust	Citibank, N.A. 399 Park Avenue New York, NY 10043	Preferred	3,000	100%

	First Trust Portfolios L.P. 120 East Liberty Drive Suite 400 Wheaton, Illinois 60187	Common	3,082,857	10.89%

Schedule B-1

Trust	Name and Address of Beneficial Owner	Title of Class	Number of Outstanding Shares Beneficially Owned(1)	Percent of Outstanding Shares of Noted Class Owned
MFS Intermediate High Income Fund	First Trust Portfolios L.P. 120 East Liberty Drive Suite 400 Wheaton, Illinois 60187	Common	2,422,133	11.51%

MFS Intermediate Income Trust	First Trust Portfolios L.P. 120 East Liberty Drive Suite 400 Wheaton, Illinois 60187	Common	23,468,220	19.90%

	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	Common	12,882,965	10.92%

	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common	12,543,169	10.69%

	1607 Capital Partners, LLC 13 South 13th Street Suite 400 Richmond, VA 23219	Common	12,043,057	10.26%

MFS Investment Grade Municipal Trust	Citibank, N.A. 399 Park Avenue New York, NY 10043	Preferred	1,950	100%

	Karpus Management, Inc. 183 Sully’s Trail Pittsford, NY 14534	Common	1,180,599	10.20%

MFS Multimarket Income Trust	First Trust Portfolios L.P. 120 East Liberty Drive Suite 400 Wheaton, Illinois 60187	Common	5,775,432	7.48%

MFS Municipal Income Trust	Citibank, N.A. 399 Park Avenue New York, NY 10043	Preferred	4,550	100%

	First Trust Portfolios L.P. 120 East Liberty Drive Suite 400 Wheaton, Illinois 60187	Common	2,147,329	5.21%

(1)	Amounts reflected are based on disclosure in Schedule 13D and 13G filings made with the Securities and Exchange Commission as of July 31, 2019.

Schedule B-2

CE-MULTI-PRX-8/19

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 3, 2019)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Charter Income Trust

111 Huntington Avenue, Boston, Massachusetts 02199

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2019

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, and Matthew A. Stowe and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 3, 2019 at 10:30 a.m., Boston time, and at any adjournments or postponements thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on July 31, 2019 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MCR_30746_060719_A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 3, 2019.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs-30746

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

1a. (i) Election of Trustees.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Maureen R. Goldfarb	02. Robert J. Manning	03. Maryanne L. Roepke	04. Laurie J. Thomsen	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 —Please keep signature within the box	Signature 2 —Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	MFS1 30746	M xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 3, 2019)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Government Markets Income Trust

111 Huntington Avenue, Boston, Massachusetts 02199

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2019

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, and Matthew A. Stowe and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 3, 2019 at 10:30 a.m., Boston time, and at any adjournments or postponements thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on July 31, 2019 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MGF_30746_060719_A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 3, 2019.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs-30746

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

1a. (i) Election of Trustees.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Maureen R. Goldfarb	02. Robert J. Manning	03. Maryanne L. Roepke	04. Laurie J. Thomsen	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 —Please keep signature within the box	Signature 2 —Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	MFS1 30746	M xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 3, 2019)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS High Income Municipal Trust

111 Huntington Avenue, Boston, Massachusetts 02199

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2019

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, and Matthew A. Stowe and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 3, 2019 at 10:30 a.m., Boston time, and at any adjournments or postponements thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on July 31, 2019 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

CXE_30746_072619_B

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 3, 2019.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs-30746

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

1b. (i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Maureen R. Goldfarb	02. Robert J. Manning	03. Maryanne L. Roepke	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	MFS2 30746	M xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 3, 2019)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS High Income Municipal Trust

111 Huntington Avenue, Boston, Massachusetts 02199

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2019

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, and Matthew A. Stowe and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 3, 2019 at 10:30 a.m., Boston time, and at any adjournments or postponements thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on July 31, 2019 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

CXE_30746_072619_B_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 3, 2019.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs-30746

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

1b. (i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Maureen R. Goldfarb	02. Robert J. Manning	03. Maryanne L. Roepke	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

1b. (ii) Election of Preferred Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. John P. Kavanaugh	02. Laurie J. Thomsen	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 —Please keep signature within the box	Signature 2 —Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	MFS3 30746	M xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 3, 2019)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS High Yield Municipal Trust

111 Huntington Avenue, Boston, Massachusetts 02199

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2019

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, and Matthew A. Stowe and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 3, 2019 at 10:30 a.m., Boston time, and at any adjournments or postponements thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on July 31, 2019 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

CMU_30746_072619_B

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 3, 2019.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs-30746

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

1b. (i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Maureen R. Goldfarb	02. Robert J. Manning	03. Maryanne L. Roepke	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	MFS2 30746	M xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 3, 2019)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS High Yield Municipal Trust

111 Huntington Avenue, Boston, Massachusetts 02199

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2019

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, and Matthew A. Stowe and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 3, 2019 at 10:30 a.m., Boston time, and at any adjournments or postponements thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on July 31, 2019 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

CMU_30746_072619_B_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 3, 2019.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs-30746

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

1b. (i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Maureen R. Goldfarb	02. Robert J. Manning	03. Maryanne L. Roepke	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

1b. (ii) Election of Preferred Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. John P. Kavanaugh	02. Laurie J. Thomsen	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 —Please keep signature within the box	Signature 2 —Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	MFS3 30746	M xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 3, 2019)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Intermediate High Income Fund

111 Huntington Avenue, Boston, Massachusetts 02199

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2019

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, and Matthew A. Stowe and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 3, 2019 at 10:30 a.m., Boston time, and at any adjournments or postponements thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on July 31, 2019 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

CIF_30746_060719_A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 3, 2019.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs-30746

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

1a. (i) Election of Trustees.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Maureen R. Goldfarb	02. Robert J. Manning	03. Maryanne L. Roepke	04. Laurie J. Thomsen	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 —Please keep signature within the box	Signature 2 —Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	MFS1 30746	M xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 3, 2019)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Intermediate Income Trust

111 Huntington Avenue, Boston, Massachusetts 02199

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2019

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, and Matthew A. Stowe and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 3, 2019 at 10:30 a.m., Boston time, and at any adjournments or postponements thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on July 31, 2019 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MIN_30746_060719_A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 3, 2019.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs-30746

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

1a. (i) Election of Trustees.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Maureen R. Goldfarb	02. Robert J. Manning	03. Maryanne L. Roepke	04. Laurie J. Thomsen	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 —Please keep signature within the box	Signature 2 —Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	MFS1 30746	M xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 3, 2019)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Investment Grade Municipal Trust

111 Huntington Avenue, Boston, Massachusetts 02199

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2019

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, and Matthew A. Stowe and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 3, 2019 at 10:30 a.m., Boston time, and at any adjournments or postponements thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on July 31, 2019 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

CXH_30746_072619_B

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 3, 2019.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs-30746

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

1b. (i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Maureen R. Goldfarb	02. Robert J. Manning	03. Maryanne L. Roepke	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	MFS2 30746	M xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 3, 2019)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Investment Grade Municipal Trust

111 Huntington Avenue, Boston, Massachusetts 02199

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2019

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, and Matthew A. Stowe and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 3, 2019 at 10:30 a.m., Boston time, and at any adjournments or postponements thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on July 31, 2019 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

CXH_30746_072619_B_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 3, 2019.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs-30746

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

1b. (i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Maureen R. Goldfarb	02. Robert J. Manning	03. Maryanne L. Roepke	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

1b. (ii) Election of Preferred Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. John P. Kavanaugh	02. Laurie J. Thomsen	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 —Please keep signature within the box	Signature 2 —Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	MFS3 30746	M xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 3, 2019)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Multimarket Income Trust

111 Huntington Avenue, Boston, Massachusetts 02199

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2019

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, and Matthew A. Stowe and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 3, 2019 at 10:30 a.m., Boston time, and at any adjournments or postponements thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on July 31, 2019 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MMT_30746_060719_A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 3, 2019.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs-30746

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

1a. (i) Election of Trustees.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Maureen R. Goldfarb	02. Robert J. Manning	03. Maryanne L. Roepke	04. Laurie J. Thomsen	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 —Please keep signature within the box	Signature 2 —Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	MFS1 30746	M xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 3, 2019)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Municipal Income Trust

111 Huntington Avenue, Boston, Massachusetts 02199

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2019

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, and Matthew A. Stowe and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 3, 2019 at 10:30 a.m., Boston time, and at any adjournments or postponements thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on July 31, 2019 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MFM_30746_072619_B

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 3, 2019.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs-30746

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

1b. (i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Maureen R. Goldfarb	02. Robert J. Manning	03. Maryanne L. Roepke	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	MFS2 30746	M xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 3, 2019)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Municipal Income Trust

111 Huntington Avenue, Boston, Massachusetts 02199

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2019

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, and Matthew A. Stowe and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 3, 2019 at 10:30 a.m., Boston time, and at any adjournments or postponements thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on July 31, 2019 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MFM_30746_072619_B_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 3, 2019.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs-30746

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

1b. (i) Election of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Maureen R. Goldfarb	02. Robert J. Manning	03. Maryanne L. Roepke	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

1b. (ii) Election of Preferred Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. John P. Kavanaugh	02. Laurie J. Thomsen	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 —Please keep signature within the box	Signature 2 —Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	MFS3 30746	M xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 3, 2019)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Boston time on October 3, 2019)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Special Value Trust

111 Huntington Avenue, Boston, Massachusetts 02199

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2019

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, and Matthew A. Stowe and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 3, 2019 at 10:30 a.m., Boston time, and at any adjournments or postponements thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on July 31, 2019 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MFV_30746_060719_A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 3, 2019.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs-30746

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

1a. (i) Election of Trustees.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Maureen R. Goldfarb	02. Robert J. Manning	03. Maryanne L. Roepke	04. Laurie J. Thomsen	☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 —Please keep signature within the box	Signature 2 —Please keep signature within the box

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Scanner bar code

xxxxxxxxxxxxxx	MFS1 30746	M xxxxxxxx	+